UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2012
Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	1-35305	45-3355106
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2503 S. Hanley Road
St. Louis, Missouri 63144
(Address, including Zip Code, of Principal Executive Offices)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.
Post Holdings, Inc. (the “Company”) is filing this Current Report on Form 8-K, as well as another Current Report on Form 8-K today, in connection with the anticipated registration with the United States Securities and Exchange Commission (the “SEC”) on Form S-4 of the Company’s 7.375% Senior Notes due 2022 (the “Exchange Notes”) to be offered in exchange for the Company’s outstanding 7.375% Senior Notes due 2022 (the “Original Notes” and together with the Exchange Notes, the “Notes”) to provide supplemental financial information pursuant to Rule 3-10 of Regulation S-X regarding the Company’s wholly-owned subsidiary, Post Foods, LLC (the “Subsidiary Guarantor”), which guarantees the Notes.
The Company is disclosing financial information of the Subsidiary Guarantor in a new footnote, adding Note 19 to the Company’s audited combined financial statements (the “Updated Annual Financial Statements”) included within the Company’s Form 10 for the year ended September 30, 2011 (originally filed with the SEC on January 25, 2012 (the “Form 10”) and as subsequently restated on a Form 8-K/A filed with the SEC on September 14, 2012 (the “Restatement 8-K”). The Company is also updating its previously filed financial statements to reflect a new Note 20, Subsequent Events. These are the only changes to the previously filed annual financial statements.
The Updated Annual Financial Statements are filed as Exhibit 99.1 to this Current Report on Form 8-K and have been revised solely to include the new footnotes and to include an updated report of the Company's independent registered public accounting firm. Except as described in this Item 8.01, this Current Report does not modify or update the disclosures in the annual financial statements. This Current Report and the exhibits hereto should be read in conjunction with the Form 10, the Restatement 8-K, and the Company’s subsequent filings made with the SEC.
Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits	Item

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Updated Audited Annual Financial Statements for the fiscal year ended September 30, 2011

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 9, 2012	Post Holdings, Inc.
(Registrant)

	By:	/s/ Robert V. Vitale
Name: Robert V. Vitale
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibits Number	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Updated Audited Annual Financial Statements for the fiscal year ended September 30, 2011

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document